UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

Commission file number 001-07436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue,	10018
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 525-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

HSBC USA Inc. (the “Registrant”) has filed a Registration Statement on Form S-3 (File No. 333-223208) (the “Registration Statement”) under the Securities Act of 1933 registering, among other securities, its senior debt securities titled “Notes, Series 1” (the “Notes”) and its warrants titled “Warrants, Series 1” (the “Warrants”) that may each be offered from time to time. Effective March 14, 2018, Morrison & Foerster LLP withdrew their consents included in (i) their legal opinion as to the legality of certain Notes and Warrants filed as Exhibit 5.3 to the Registration Statement and (ii) their tax opinion as to certain matters filed as Exhibit 8 to the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)

By:	/s/ William L. Kuhn IV
William L. Kuhn IV Executive Vice President and General Counsel, Regulatory, Disclosure and Employment Law

Dated:  March 16, 2018